UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2013

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2013, the Human Resources and Compensation Committee (“HRCC”) of Applied Materials, Inc. (“Applied”) approved modifications to certain outstanding equity awards held by each of Gary E. Dickerson, President and Chief Executive Officer, Michael R. Splinter, Executive Chairman of the Board of Directors, Randhir Thakur, General Manager, Silicon Systems Group, and Robert J. Halliday, Senior Vice President, Chief Financial Officer (each, an “executive”). The HRCC approved the amendment of each outstanding equity award subject to performance goals held by each executive that was granted prior to September 24, 2013, so that effective as of either (i) three trading days prior to the closing of the transactions contemplated in connection with the business combination agreement dated September 24, 2013, between Applied and Tokyo Electron Limited (the “Transaction”), or (ii) the date that the Transaction is terminated, the performance goals will be deemed satisfied at target and the target number of shares subject to the then-outstanding award will become eligible to vest. However, the vesting of shares under each award will remain subject to the executive’s continued employment with Applied or its parent entity or any of their subsidiaries (the “Applied group”) under the applicable time-based vesting schedule. Additionally, the HRCC approved the amendment of each executive’s outstanding equity awards that were granted prior to September 24, 2013, to provide that if the award is outstanding and subject to vesting solely based on continued employment with the Applied group as of three trading days prior to the closing of the Transaction, then the unvested portion of the award that otherwise is scheduled to vest during calendar year 2014 will accelerate vesting. Each executive must provide his consent in order for these amendments to become effective. Similar amendments were approved for certain other members of Applied’s senior management team.

Further, on September 24, 2013, the HRCC approved a retention bonus for each of Dr. Thakur and Mr. Halliday, as well as certain other members of Applied’s senior management team (excluding Messrs. Dickerson and Splinter). For Dr. Thakur and Mr. Halliday, the retention bonus will be equal to 352.5% of his base salary as in effect when the bonus is earned. The retention bonus will be paid to the executive on the earlier of March 31, 2015, or the date six months after the closing of the Transaction, in each case subject to his continued employment with the Applied group through such date and provided he has consented to the amendments to his equity awards as described above. The HRCC approved these retention bonuses and all equity award amendments described above subject to any further modifications by the Chair of the HRCC.

The HRCC approved the actions described above upon consideration that the Transaction will be a large and highly complex undertaking that will require the retention of Applied’s leadership team during the critical period prior to the closing of the Transaction and following the Transaction, in order to plan for and lead the post-closing integration, while motivating the executives to continue to effectively operate Applied’s business with as few distractions as possible. The HRCC also considered that the pre-closing Transaction period is likely to last at least several months and, consequently, the retention imperative is stronger. Moreover, the equity modifications generally are scheduled to occur shortly before the Transaction closing, and the retention payments are scheduled to be paid in 2015 or after a retention period following the Transaction closing. Thus, they encourage the executives to stay focused on Applied’s longer-term goals. The equity modifications and retention bonuses in part are intended to act as a reminder and incentive for our executives to continue to drive Applied toward the additional growth and positive results that may be achieved through the successful consummation of the Transaction.

Forward-Looking Statements

This communication contains forward-looking statements, including but not limited to those regarding the proposed business combination between Applied Materials, Inc. (“Applied Materials”), and Tokyo Electron Limited (“Tokyo Electron”) (the “Business Combination”) and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated, the persons to be appointed officers and directors of a to-be-formed holding company (“HoldCo”), trends and the future performance of their businesses, the synergies of Applied Materials and Tokyo Electron, and similar things. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Applied Materials’ and Tokyo Electron’s stockholders; the possibility of litigation (including related to the transaction itself); Applied Materials’ and Tokyo Electron’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies, growth and tax assets from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied Materials’ and Tokyo Electron’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in the Applied Materials’ filings with the Securities & Exchange Commission (the “SEC”), Tokyo Electron’s filings with the Financial Services Agency of Japan and the S-4 registration statement to be filed by HoldCo. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, none of Applied Materials, Tokyo Electron or HoldCo undertakes any obligation to update any forward-looking statements.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Japan.

Additional Information and Where to Find It

Applied Materials and Tokyo Electron intend to cause HoldCo to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to HoldCo’s ordinary shares to be issued in the Business Combination and a proxy statement of Applied Materials in connection with the Business Combination between Applied Materials and Tokyo Electron. The definitive Registration Statement will contain important information about the proposed Business Combination and related matters. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE REGISTRATION STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. The Registration Statement and other relevant materials (when they become available) and any other documents filed by Applied Materials, HoldCo or Tokyo Electron with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, security holders will be able to obtain free copies of the Registration Statement from Applied Materials or Tokyo Electron by contacting either (1) Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue M/S 1261, P.O. Box 58039, Santa Clara, CA 95054-3299, Attn: Investor Relations Department, by telephone at 408-748-5227, or by going to Applied Materials’ Investor Relations page on its corporate web site at www.appliedmaterials.com or (2) for media inquiries: Tokyo Electron’s Public Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7004, or by email at telpr@tel.com; and for analyst inquiries: Tokyo Electron’s Investor Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7004, or by email at telpr@tel.com, or by going to Tokyo Electron’s Investor Relations page on its corporate web site at www.tel.co.jp.

Participants in the Solicitation

Applied Materials, Tokyo Electron, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Applied Materials’ stockholders in connection with the proposed Business Combination. Information about Applied Materials’ directors and executive officers is set forth in Applied Materials’ Proxy Statement on Schedule 14A for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on January 22, 2013, and its Annual Report on Form 10-K for the fiscal year ended October 28, 2012, which was filed with the SEC on December 5, 2012. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Applied Materials by contacting Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue M/S 1261, P.O. Box 58039, Santa Clara, CA 95054-3299, Attn: Investor Relations Department, or by going to Applied Materials’ Investor Relations page on its corporate web site at www.appliedmaterials.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Applied Materials and Tokyo Electron intend to cause HoldCo to file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Date: September 27, 2013	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Senior Vice President, General Counsel and Corporate Secretary